


                                   EXHIBIT 11
                           LASERSIGHT INCORPORATED
                        COMPUTATION OF PER SHARE EARNINGS
                   THREE MONTHS ENDED MARCH 31, 1998 AND 1997
                                                                                         1998                1997

                                                                                 ----------------------------------
BASIC
      Weighted average shares outstanding                                            10,318,000           8,414,300
      Issuable shares, acquisition of The Farris Group                                        -             406,700
                                                                               --------------------------------------
                                                                                     10,318,000          8,821,000
                                                                               ======================================

                                                                                     $(1,963,507)         $(648,022)
                                                                                         (25,372)                 -
                                                                                      (1,098,121)            (9,863)
                                                                               --------------------------------------
                                                                                     $(3,087,000)         $(657,885)
                                                                               ======================================

                                                                                          $(0.30)            $(0.07)
                                                                               ======================================

                                                                                       10,318,000          8,414,300
                                                                                                -            406,700
                                                                               --------------------------------------
                                                                                       10,318,000          8,821,000
                                                                               ======================================

                                                                                     $(1,963,507)         $(648,022)
                                                                                         (25,372)                 -
                                                                                      (1,098,121)            (9,863)
                                                                               -------------------------------------
                                                                                     $(3,087,000)         $(657,885)
                                                                               ======================================

                                                                                          $(0.30)            $(0.07)
                                                                               ======================================

                                                                                     $(3,087,000)         $(657,885)
                                                                               ======================================

                                                                                      10,318,000          8,821,000

                                                                                       3,474,000            160,000
                                                                               --------------------------------------
                                                                                      13,792,000          8,981,000
                                                                               ======================================

                                                                                         $(0.22)(A)         $(0.07)(A)
                                                                               ======================================


 (A) - This calculation is submitted in accordance with Regulation S-K item 601(b)(11) although it is contrary to paragraph 13-14 of SFAS 128 because it produces an anti-dilutive result.



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